Disciplined Growth Investor Presentation March 2021

Safe Harbor Statement 2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may”, “will” ,“believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “estimate”, and “objective” or similar terminology, concerning the company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include, but are not limited to: direct and indirect impacts of the coronavirus pandemic and the associated government response, economic conditions in various regions, product and price competition, supply chain disruptions, work stoppages, availability and pricing of raw materials, risks associated with acquisitions such as integration of operations and achieving anticipated revenue and cost benefits, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation results, legal and regulatory developments and other risks and uncertainties described in filings with the Securities and Exchange Commission. Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and/or in the Appendix to this presentation.

Federal Signal at a Glance • Founded in 1901, joined NYSE in 1969 (“FSS”) • Diversified industrial manufacturer of specialized vehicles for maintenance and infrastructure markets such as street sweepers, sewer cleaners, vacuum/hydro-excavators (“safe- digging trucks”), industrial vacuum loaders, waterblasting equipment, dump bodies and trailers and road-marking and line-removal equipment; as well as safety and security products including audible and visual warning devices • Leading brands of premium, value-adding products and systems, with supporting aftermarket business • Headquartered in Oak Brook, Illinois with 17 principal manufacturing facilities worldwide • Strong operating cash flow generation has facilitated organic growth investment, cash returns to stockholders and M&A in recent years 3

An Experienced Leadership Team 4 Ian Hudson Senior Vice President and Chief Financial Officer ▪ Appointed October, 2017 ▪ Joined Federal Signal in August 2013 as Vice President and Corporate Controller ▪ Previously served as Director of Accounting – Latin America and Asia Pacific at Groupon, Inc. ▪ 13+ years public accounting experience with Ernst & Young, LLP Jennifer Sherman President and Chief Executive Officer ▪ Appointed January, 2016 ▪ Previously Chief Operating Officer, Chief Administrative Officer, Secretary and General Counsel, with operating responsibilities for the Company’s Safety and Security Systems Group ▪ Joined Federal Signal in 1994 as Corporate Counsel Svetlana Vinokur Vice President, Treasurer and Corporate Development ▪ Appointed April, 2015 ▪ Previously served as Assistant Treasurer for Illinois Tool Works Inc., Finance Head of M&A Strategy at Mead Johnson Nutrition Company, and Senior Associate for Robert W. Baird & Company’s Consumer and Industrial Investment Banking group Mark D. Weber Senior Vice President and Chief Operating Officer ▪ Appointed January, 2018 ▪ Previously served as President and Chief Executive Officer of Supreme Industries, Inc. ▪ Prior to joining Supreme, Mr. Weber spent 17 years at Federal Signal, initially as Vice President of Operations, Elgin Sweeper, before progressing through multiple roles of increasing responsibility, serving as President of the Environmental Solutions Group for over a decade

Why Federal Signal? 5 Composition of Businesses • Clearly-defined strategy, with two groups – ESG and SSG – each of which have strong growth potential through a combination of organic initiatives and M&A End Market Exposures • Typical annual revenue mix of ~50% publicly-funded / ~50% industrial • Publicly-funded revenues derived from sale of essential products to municipalities in the U.S., Canada, Europe and Latin America; sewer cleaner purchases typically funded through water taxes • Within industrial, markets at different points in the cycle such as construction, utility, oil and gas, infrastructure, waste, rendering, landscaping, military Revenue Streams • Balanced portfolio of new and used equipment sales and other aftermarket offerings including parts, rentals and service • Aftermarket revenues represented ~25% of ESG’s sales in 2020 Financial Position • Low debt leverage; Strong balance sheet • Healthy cash flow generation Opportunity for M&A • Ample due to strong financial position, active M&A pipeline and clear view of what we are looking for in acquisition candidates Operational Performance • Consistent performance within target EBITDA margin ranges • Focus on operational excellence, with Eighty-Twenty Improvement (“ETI”) initiatives the cornerstone of our operational philosophies New Product Development (“NPD”) • Revamped, customer-focused NPD process, introducing more new products at a faster pace • Of our total R&D spend in 2020, approximately 20% was dedicated to electrification projects

Recent Macro Factors Representing Potential Growth Catalysts 6 Federal Stimulus • $1.9 trillion of economic stimulus with $350 billion earmarked to go to state, local and territorial governments. Among other things, stimulus package targets the maintenance of essential infrastructure, such as sewer systems and streets • As a provider of equipment used to support these essential services, we are well positioned to benefit from such investment • The potential for an Infrastructure Bill would provide visibility for project planning and increased capital equipment demand in areas such as roads, bridges, telecommunications, clean energy and public transportation • We anticipate that meaningful investment in infrastructure would benefit most of our product offerings, including equipment sales and rentals of dump trucks and trailers, safe digging trucks, road marking equipment, sewer cleaners and street sweepers Municipality/ Industrial Resiliency • Our dealer partners remain cautiously optimistic about market conditions in 2021, noting that both corporate and sales tax collections appear to have held up better than originally anticipated, adding greater stability to their revenue sources • We continue to be bullish about the long-term prospects for our safe digging initiative and are monitoring further developments on the regulatory front • Recent increase in oil prices could generate increased demand for the sale and rental of our industrial products

Serves the needs of municipalities and industrial verticals for audible and visual safety and security notification devices and systems Two Attractive Platforms 7 *Net sales for 2020 Environmental Solutions Group (ESG) Safety and Security Systems Group (SSG) $916 M* $215 M* Serves publicly-funded, industrial, and utility markets for surface and sub-surface cleaning, safe-digging, road marking, infrastructure maintenance and material hauling 7 • Lights and Sirens • Signaling Devices • Warning Systems • Street Sweeping • Sewer Cleaning • Safe Digging • Industrial Cleaning • Dump Bodies and Trailers • Road-Marking and Line-Removal S e g m e n t M a rk e ts P ro d u ct s

8 Environmental Solutions Group (ESG) Have established a platform serving maintenance and infrastructure markets to provide customers with a comprehensive suite of products and services Rental/Aftermarket Distribution Brands End Markets and Channels Street sweeping Publicly- funded Dealer Sewer cleaning Publicly- funded* Dealer Safe digging Industrial Utility Oil & Gas Dealer / Direct Industrial cleaning Industrial Direct Application Products Provide parts / service / refurbishment / rental offering through the network of 20+ locations in US and Canada Largest Canadian distributor of maintenance equipment to municipalities For ESG products and other OEM’s products such as snow equipment and garbage trucks Materials Hauling Dealer Network Construction, Industrial, Landscaping, Publicly-funded Dealer / Direct Addressable Market** Routes to Market US Dealer Network ~$4.0B US Distribution Network * Typically funded through water taxes **Management estimates Road Marking Transportation, Infrastructure, Publicly-funded Direct

Safety and Security Systems Group (SSG) 9 Serves the needs of government and industrial verticals for audible and visual safety and security notification devices Public Safety and Security Signaling Systems Brands Lights and siren products for Police, Fire and Heavy Duty (HD) end markets Audible and visual signaling devices Publicly-funded Industrial Distributor Industrial Oil & Gas Commercial Heavy Industry Manufacturing Indirect Warning Systems Public Address General Alarming (PAGA) Publicly-funded Oil & Gas Commercial Direct Application End Markets and Channels Products * Management estimates Addressable Market * $1.0 B $600 M $1.0 B

Key Strategic Initiatives 10 Supported By A re a s o f F o cu s Safe Digging Aftermarket Parts and Services Specialty Vehicles for Diverse End-Markets Audible and Visual Warning Devices Flexible Manufacturing & “ETI” Culture New Product Development Technology as an Enabler Disciplined M&A

Strategic Initiative– Safe Digging 11 Federal Signal is well positioned to establish a leading position in an emerging application for vacuum-excavation technology; increased regulation expected to accelerate growth What is it? • Vacuum excavation or “Safe Digging” involves the use of pressurized air or water (“hydro-excavation”) to dig (coupled with a vacuum system) as an alternative to the use of traditional equipment such as backhoes and mechanical excavators • Acceptance of safe-digging applications continues to improve significantly over the last decade • Application has been widely accepted in Canada; US is behind but great early indicators – 19 states now include vacuum excavation as part of “safe excavation practices” Why is it Attractive? • In many circumstances, vacuum excavation is a safer and more productive means for digging (in comparison to traditional excavation) • Significantly minimizes chances of damage to underground infrastructure during the digging process • Less intrusive to the surrounding site at point of digging • Provides opportunity for the use of our broad range of offerings in new and emerging end markets beyond oil and gas Why Federal Signal? • Sole manufacturer of complete range of truck-mounted safe-digging equipment, with applications across a number of end-markets • 30-year track record of manufacturing leading vacuum- excavation products • Widest service and support network for vacuum- excavation products • Best-in-class payload for Ontario market • Dedicated and experienced sales organization in place to support initiative

• Niche market leader (product, geography, end-market) • Sustainable competitive advantage • Deep domain expertise (technology, application, manufacturing) • Strong management team • Leverages our distribution and manufacturing capabilities • Solid growth potential • Through-the-cycle margins comparable to or higher than our target margins • Ideally, identifiable synergies and recurring revenue opportunities • Return on capital greater than our cost of capital, appropriately adjusted for risk Disciplined M&A B u si n e ss C h a ra ct e ri st ic s F in a n ci a l C h a ra ct e ri st ic s 12 Target companies that accelerate our current strategic initiatives or provide a platform for growth in adjacent markets or new geographies

Warehouse Space 3rd party install site Current TBEI markets Note: Rugby serves the market through its nationwide warehouses and distributor network. OSW is headquartered in Snohomish, WA and operates an upfitting center in Tempe, AZ as well as an additional location in Edmonton, Canada from its acquisition of Western Truck Body. Highly strategic acquisition which delivers on our objective of geographic expansion of our dump truck body and trailer platform; adds three premier brands that serve attractive markets on the West Coast, in Arizona and in parts of Canada 13 Acquisition of OSW Equipment & Repair (completed in February 2021)

Financial Overview

Net Sales



$ in millions
708
217
491
2016
899
206
693
2017
1,090
226
864
2018
1,221
228
993
2019
1,131
215
916
2020
ESG
SSG

Orders



$ in millions
674
200
474
2016
1,018
212
806
2017
1,173
227
946
2018
1,269
231
1,038
2019
1,047
207
840
2020
ESG
SSG

Adjusted EBITDA Margin*

(Consolidated)



Adjusted EBITDA Margin %
12.0%
12.4%
14.6%
15.7%
16.1%
2016
2017
2018
2019
2020

Target EBITDA Margin ranges[1]

- ESG: 15% - 18%
- SSG: 15% - 18%
- Consolidated: 12% - 16%
  - Historical EBITDA margins and targets place Federal Signal in the top tier of its peer group of specialty vehicle manufacturers

(1) Underlying assumptions: Absence of extraordinary factors affecting demand from end-markets; No unusual hearing loss litigation expenses

2020 Highlights:

- Net sales of $1.13 B
- Operating income of $131.4 M
- Adjusted EBITDA* of $182.2 M
- Adjusted EBITDA margin* of 16.1% up 40 basis points from last year; above high end of target range
- GAAP EPS of $1.56
- Adjusted EPS* of $1.67
  - 2nd highest adjusted EPS* in our history, surpassed only record $1.79 in 2019
- Backlog of $304 M
- Operating cash flow of $136 M, up $33 M, or 32%, from last year
- Cash and cash equivalents of $82 M and $280 M of credit facility availability
- Net debt of ~$128 M [2]

(2) Net debt is a non-GAAP measure, computed as total debt of $210 M, less total cash and cash equivalents of $82 M

*Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP measures. See Appendix IV for additional information, including reconciliation to GAAP measures.

14

Strong Financial Position Supports Priority-Driven Long-Term Capital Allocation

In July 2019, executed five-year, $500 M revolving credit facility, with flexibility to increase by additional $250 M for acquisitions; No debt maturities until July 2024; At end of 2020, net debt leverage remained low, with ~$280 M of availability under credit facility

Reinvest in the Business	• Innovation R&D efforts target new and updated products • 2020 cap ex of $30 M, including significant investments in our plants to add capacity and gain efficiencies through use of new technology • Developing tools to improve digital customer experience, with soft launch of e-commerce site during Q4 2020
Acquisitions	• Completed acquisition of OSW for initial payment of ~$52.5 M in Q1 2021, representing the 6th acquisition since the beginning of 2016 • Focused primarily on acquisitions that fit closely within our existing products and services, manufacturing competencies, channels and customers
Dividend Policy	• Provide a competitive dividend yield while funding business growth • Paid dividends of $19.4 M in 2020; recently increased dividend to $0.09 per share for Q1 2021 • At $0.09 per share, current dividend yield is ~1.0%
Share Repurchases	• Opportunistic share buybacks as a return of cash to our shareholders • During Q1 2020, obtained Board authorization to repurchase up to $75 M of additional shares; spent $13.7 M buying back ~500,000 shares in 2020 • ~$91 M of repurchase authorization remaining under current programs (~4% of market cap)

Cash Deployment (2018-20)[1]


Share Repurchase 7%
Capex 37%
Dividends 26%
Acquisitions 30%

1) Chart depicts cumulative use of cash for each category, relative to the total cash used on all four activities, for the period 2018-2020; excludes investment in rental fleet, which is reported as part of operating cash flows

15

2021 Outlook Adjusted EPS* ranging from $1.73 to $1.85 Represents increase of 4% to 11% over 2020* 16 ▪ Revenue growth ▪ Double-digit improvement in pre-tax earnings ▪ Depreciation and amortization expense to increase by ~$6 M to $8 M ▪ Capital expenditures of $20 M to $25 M, including ongoing plant expansions ▪ Anticipating year-over-year headwind of ~$8 M associated with cost saving actions taken in 2020 which may return in 2021 Key Assumptions ▪ Interest rate of 2-3% ▪ Effective income tax rate of ~24%, including estimated discrete tax benefits ▪ ~62 M weighted average shares outstanding ▪ Seasonal effects typically result in Q1 earnings being lower than subsequent quarters ▪ Expect 2H to be stronger than 1H *Adjusted earnings per share (“EPS”) is a non-GAAP measure, which includes certain adjustments to reported GAAP income from continuing operations and diluted EPS. In 2020, we made adjustments to exclude the impact of acquisition and integration-related expenses, pension-related charges, restructuring activity, coronavirus-related expenses and purchase accounting effects, where applicable. We have also previously made adjustments to GAAP income from continuing operations and diluted EPS for special tax items. Should any similar items occur in 2021, we would expect to exclude them from the determination of adjusted EPS. However, because of the underlying uncertainty in quantifying amounts which may not yet be known, a reconciliation of our Adjusted EPS outlook to the most applicable GAAP measure is excluded based on the unreasonable efforts exception in Item 10(e)(1)(i)(B).

Positioned for Long-Term Growth 17 Long-Term Organic Revenue Growth Value-Added Acquisitions (Couple of % points > GDP) ESG: 15-18% SSG: 15-18% Consolidated: 12-16% High Single Digit Revenue Growth EBITDA Margin Targets: Cash Conversion: ~100% of net income ROIC > Cost of Capital With continued focus on organic growth and M&A, and margin performance above that of many of our peers, our financial framework aims to create long-term shareholder value

Appendix 18 I. Segments Overview II. Eighty-Twenty Improvement Culture III. New Product Development IV. Non-GAAP Measures V. Executive Compensation VI. Investor Information

Appendix I: ESG Products 19

20 Appendix I: ESG Products (continued)

Appendix I: ESG - Market Influencers & Where We Play 21 2020 End Markets by Users ▪ Many ESG products support essential services that are focused on cleaning ▪ Aging infrastructure, pipeline expansion and increasing urbanization support long-term demand for safe digging products, dump bodies and trailers ▪ Healthy housing market and improving industrial activity supports growth opportunities for dump bodies and trailers ▪ Upsides from prospective infrastructure spending, if any approved ▪ Funding for sewer cleaners through water tax revenues adds further stability ▪ Tracking new housing starts, Class 8 truck chassis, public funding sources, oil rig counts, and overall industrial activity Market Dynamics Source: Management Estimates 2020 Sales by Geography 81% 19% U.S. Non-U.S. Publicly-funded Industrial Utility Oil and Gas

Appendix I: SSG Products 22

Appendix I: SSG - Market Influencers & Where We Play 23 Publicly-funded Industrial Utility Oil and Gas Other 2020 End Markets by Users ▪ Increased national focus on issues of public safety and law enforcement, and rising public expectations for transparency and accountability driving demand for safety and security products ▪ Rising occurrence of natural and man-made disasters ▪ Shift in customer preference towards inter-connected platforms expected to drive demand for security systems integration ▪ Tracking data that indicates the number of new vehicle registrations Market Dynamics Source: Management Estimates 60% 40% 2020 Sales by Geography U.S. Non-U.S.

Appendix II: Eighty–Twenty Improvement (“ETI”) Culture 24 Pricing Strategy • Parts pricing strategy • Effective “options” pricing Material Cost Reduction • Waste reduction • SKU rationalization • Savings through volume aggregation • Sourcing optimization Working Capital Optimization • Derived benefits from manufacturing efficiencies and SKU rationalization • Improved cycle times to drive inventory reductions Manufacturing Efficiency • Lean manufacturing focus • Throughput flexibility • Labor pool management • Flexible manufacturing model • Recent investments in machinery expected to result in productivity improvements

Appendix III: New Product Development

Customer-Focused Process

- Complete change in approach to innovation, starting in 2013; with the revamped innovation structure, completed several successful new product launches, including the award-winning launch of the ParaDIGm vacuum excavator in 2016
- In 2018, announced acceleration of innovation initiatives to drive long-term organic growth; targeting long-term organic revenue growth of a couple percentage points above GDP
- Of our total R&D spend in 2020, approximately 20% was invested in electrification projects
  - During Q4 2020, received first orders for our hybrid electric street sweeper




VACTOR
VACUUM EXCAVATORS

Environmental Solutions Group (ESG)

- Sewer Cleaner productivity improvements such as advanced controls and a new, revolutionary boom design
- All-New Vactor iMPACT™ compact sewer cleaner
- All-New RegenX™ regenerative air sweeper, and new single-engine versions of legacy sweepers
- All-New HXX Vacuum Excavator with improved payload carrying capacity
- Jetstream portfolio of tools and accessories
- All-New TRUVAC™ Coyote Vacuum Excavator
- Street sweeper-based road condition assessment service offering
- Recently released plug-in, hybrid electric sweeper
- World Sweeping Association's 2020 Award of Excellence in Power Sweeping



Safety and Security Systems Group (SSG)

- Automatic License Plate Recognition (ALPR) Systems
- CommanderOne Direct Messaging (SMS/Phone)
- Smart Police Vehicle Systems
- Next-Generation PAGA
- Global Series Signaling Devices
- Allegiant Police Light Bar
- Pathfinder Siren Suite


CommanderOne

Appendix IV: Non-GAAP Measures (Adjusted EPS) 26 ($ in millions) 2020 2019 Income from continuing operations 96.1$ 108.4$ Add: Income tax expense 28.5 30.2 Income before income taxes 124.6 138.6 Add: Acquisition and integration-related expenses 2.1 2.5 Pension-related charges (1) 2.3 - Restructuring 1.3 - Coronavirus-related expenses (2) 2.3 - Purchase accounting effects (3) 0.7 0.8 Adjusted income before income taxes 133.3 141.9 Adjusted income tax expense (4) (5) (30.3) (31.8) Adjusted income from continuing operations 103.0$ 110.1$ Diluted EPS 1.56$ 1.76$ Adjusted diluted EPS 1.67$ 1.79$ (4) Adjusted income tax expense for the year ended December 31, 2020 was recomputed after excluding the impact of acquisition and integration-related expenses, pension-related charges, restructuring activity, coronavirus-related expenses and purchase accounting effects. (5) Adjusted income tax expense for the year ended December 31, 2019 excludes the tax effects of acquisition and integration- related expenses and purchase accounting effects. Adjusted income tax expense for the year ended December 31, 2019 also excludes an $0.8 million benefit from changes in state deferred tax valuation allowances. Year Ended December 31, (1) Pension-related charges in the year ended December 31, 2020 relate to charges incurred in connection with the withdrawal from a multi-employer pension plan. (2) Coronavirus-related expenses in the year ended December 31, 2020 include direct expenses incurred as a result of the coronavirus pandemic, that are incremental to, and separable from, normal operations. Such expenses primarily relate to incremental paid time off provided to employees and costs incurred to implement enhanced workplace safety protocols. (3) Purchase accounting effects relate to adjustments to exclude the step-up in the valuation of equipment acquired in connection with acquisitions that was sold subsequent to the acquisition dates in the years ended December 31, 2020 and 2019, as well as to exclude the depreciation of the step-up in the valuation of the rental fleet acquired in the JJE transaction. Adjusted income from continuing operations and earnings per share (“EPS”) The Company believes that modifying its 2020 and 2019 income from continuing operations and diluted EPS provides additional measures which are representative of the Company’s underlying performance and improves the comparability of results between reporting periods. During the years ended December 31, 2020 and 2019, adjustments were made to reported GAAP income from continuing operations and diluted EPS to exclude the impact of acquisition and integration-related expenses, pension-related charges, restructuring activity, coronavirus-related expenses, purchase accounting effects, and special tax items, where applicable.

Appendix IV: Non-GAAP Measures (Adjusted EBITDA) 27 (a) Purchase accounting effects represent the step-up in the valuation of equipment acquired in recent business combinations that was sold during the periods presented. (b) Adjustment to exclude recognition of a deferred gain associated with historical sale lease-back transactions. Effective with the adoption of the new lease accounting standard in 2019, recognition of this gain was eliminated. ($ in millions) 2016 2017 2018 2019 2020 Net Sales 707.9$ 898.5$ 1,089.5$ 1,221.3$ 1,130.8$ Income from continuing operations 39.4 60.5 93.7 108.4 96.1 Add: Interest expense 1.9 7.3 9.3 7.9 5.7 Pension settlement charges - 6.1 - - - Hearing loss settlement charges - 1.5 0.4 - - Debt settlement charges 0.3 - - - - Acquisition and integration-related expenses 1.4 2.7 1.5 2.5 2.1 Coronavirus-related expenses - - - - 2.3 Restructuring 1.7 0.6 - - 1.3 Executive severance costs - 0.7 - - - Purchase accounting effects (a) 3.6 4.4 0.7 0.2 0.3 Other expense (income), net 1.8 (0.8) 0.6 0.6 1.1 Income tax expense 17.4 0.5 17.9 30.2 28.5 Depreciation and amortization 19.1 30.0 36.4 41.5 44.8 Deferred gain recognition (b) (1.9) (2.0) (1.9) - - Adjusted EBITDA 84.7$ 111.5$ 158.6$ 191.3$ 182.2$ Adjusted EBITDA Margin 12.0% 12.4% 14.6% 15.7% 16.1% Adjusted EBITDA and adjusted EBITDA margin The Company uses adjusted earnings before interest, tax, depreciation and amortization (“adjusted EBITDA”) and the ratio of adjusted EBITDA to net sales ("adjusted EBITDA margin") as additional measures which are representative of its underlying performance and to improve the comparability of results across reporting periods. We believe that investors use versions of these metrics in a similar manner. For these reasons, the Company believes that adjusted EBITDA and adjusted EBITDA margin are meaningful metrics to investors in evaluating the Company’s underlying financial performance. Adjusted EBITDA is a non-GAAP measure that represents the total of income from continuing operations, interest expense, pension settlement charges, hearing loss settlement charges, debt settlement charges, acquisition and integration-related expenses, coronavirus-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other income/expense, income tax expense, depreciation and amortization expense, and the impact of adoption of a new lease accounting standard, where applicable. Consolidated adjusted EBITDA margin is a non-GAAP measure that represents the total of income from continuing operations, interest expense, pension settlement charges, hearing loss settlement charges, debt settlement charges, acquisition and integration-related expenses, coronavirus-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other income/expense, income tax expense, depreciation and amortization expense, and the impact of adoption of a new lease accounting standard, where applicable, divided by net sales for the applicable period(s). Other companies may use different methods to calculate adjusted EBITDA and adjusted EBITDA margin.

Appendix V: Executive Compensation Aligned with Long-term Objectives 28 One Year Three Years Ten Years • The Company continues to focus on executing against a number of key long-term objectives, which include the following: ▪ Creating disciplined growth ▪ Improving manufacturing efficiencies and costs ▪ Leveraging invested capital ▪ Diversifying our customer base Cash Bonus (STIP) • Earnings (60%) • EBITDA Margin (20%) • Individual Objectives (20%) Short-Term Annual Goals 1. Profitability and growth 2. Market share Performance Share Units • EPS (75%) • Return on Invested Capital (25%) Long-Term 3-year Performance and Vesting Periods 1. Profitability and growth 2. Shareholder value creation 3. Facilitates stock ownership 4. Executive retention Restricted Stock Awards Long-Term 3-year Cliff Vesting 1. Executive recruitment 2. Executive retention 3. Facilitates stock ownership Share Price Appreciation • Stock Options Longer-Term 3-year Ratable Vesting Period and 10 Year Exercise Period 1. Shareholder value creation 2. Facilitates stock ownership 3. Executive retention

29 Appendix VI: Investor Information Stock Ticker: NYSE:FSS Company website: federalsignal.com/investors HEADQUARTERS 1415 West 22nd Street, Suite 1100 Oak Brook, IL 60523 INVESTOR RELATIONS CONTACTS 630-954-2000 Ian Hudson SVP & Chief Financial Officer IHudson@federalsignal.com Svetlana Vinokur VP, Treasurer and Corporate Development SVinokur@federalsignal.com